UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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    AuthenTec, Inc.

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Press Release

AuthenTec Files Claims Against UPEK for Patent Infringement

and Theft of Trade Secrets

MELBOURNE, Fla., February 3, 2010 – AuthenTec (NASDAQ: AUTH), the world’s leading provider of smart fingerprint sensors and solutions, announced that it has filed legal claims today against UPEK, Inc. for the infringement of five AuthenTec patents and trade secret misappropriation in the U.S. District Court for the Northern District of California. AuthenTec is seeking an injunction against UPEK as well as punitive and monetary damages by way of a jury trial.

In a detailed letter dated January 23, 2010, AuthenTec notified UPEK of its claim that UPEK products infringe five AuthenTec U.S. patents covering AuthenTec’s sensor, security and packaging technologies. AuthenTec also claims that UPEK misappropriated trade secrets by withholding and interfering with property acquired and owned by AuthenTec through its asset purchase of Atrua Technologies, Inc. The lawsuit states that UPEK’s wrongful actions caused interference with the use and possession of this property and that UPEK’s use of these materials was intended to obtain an unfair and improper competitive advantage and substantially damaged AuthenTec.

Although in its January 23 letter, AuthenTec had provided UPEK thirty (30) days to respond to its claims in order to provide adequate time for UPEK to resolve the matter outside of the court system, UPEK instead filed a claim on January 29 alleging that AuthenTec violated a single UPEK patent. AuthenTec believes that UPEK’s allegation is frivolous and completely without merit.

AuthenTec is an ISO9001-certified provider of smart sensors and solutions for security, identity management and touch control with the broadest product and IP portfolio in the silicon fingerprint sensor industry, which includes 121 issued and pending U.S. patents.

Important Additional Information

This communication may be deemed a “solicitation” under the rules of the Securities and Exchange Commission in connection with the solicitation of the revocation of agent designations in connection with the attempt by Upek, Inc. to call a special meeting of stockholders of AuthenTec or in connection with the solicitation of proxies by AuthenTec in connection with any special meeting of our stockholders that is called or in connection with our annual meeting of stockholders. We will file a revocation solicitation statement in connection with the solicitation of the revocation of agent designations in connection with the attempt by Upek, Inc. to call a special meeting of stockholders and will also file a proxy statement in connection with any special meeting of our stockholders, as well as a proxy statement in connection with our annual meeting of stockholders. Our stockholders are strongly advised to read the revocation statement and any proxy statements when they become available, as they will contain important information. Stockholders will be able to obtain the revocation statement and any proxy statements, any amendments or supplements to these documents and other documents filed by the Company with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the revocation statement and any proxy statements and any amendments and supplements to these documents will also be available for free at the Company’s Internet website at www.authentec.com or by writing to AuthenTec, Attn: Investor Relations, 100 Rialto Place, Suite 400, Melbourne, FL 32901. In addition, copies of the revocation statement, any proxy statement and other related materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322 2885 toll-free or by email at proxy@mackenziepartners.com.

Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of revocations of agent designations or the solicitation of proxies from AuthenTec stockholders is available on a Schedule 14A filed with the Securities and Exchange Commission on February 1, 2010.

About AuthenTec

AuthenTec brings multiple touch-powered features including navigation, personalization, convenience and security to 50 million PCs and peripherals, cell phones and other products. The Company’s newest generation of smart sensors, software and TrueSuite(TM) client applications give users secure one-touch access to their favorite websites, online social networks and digital identity. AuthenTec has the broadest product and patent portfolio in the industry today, and helps enable the Power of Touch(R) for millions of people at home, at work or on the move. For more information, visit www.authentec.com or follow us at twitter.com/authentecnews.

# # #

Investor Contact:

Leanne K. Sievers

Executive Vice President

Shelton Group Investor Relations

949-224-3874

lsievers@sheltongroup.com

Media Contact:

Brent Dietz

Director of Communications

AuthenTec

321-308-1320

brent.dietz@authentec.com

# # #

The following email was sent to AutheTec employees on February 3, 2010

From: Ciaccia, Larry

Sent: Wednesday, February 03, 2010 9:12 AM

To: AuthenTec-Everyone

Subject: AuthenTec Files Claims Against UPEK for Patent Infringement

To AuthenTec Players,

The attached release went out over the business wire this morning outlining the legal claims that AuthenTec filed today against UPEK. As stated in my earlier message, if you are asked by outside parties, customers or partners about this matter direct them to our press release and feel free to forward it as needed. It is imperative that you do not offer your opinion, speculation or interpretation on this communication. These are complex legal matters and there is no benefit in you trying to interpret or explain further. If pressed on the matter please direct the party to me or Fred. Media inquiries will be handled by Brent Dietz.

Further updates will be provided as appropriate.

Thanks.

Larry

Important Additional Information

This communication may be deemed a “solicitation” under the rules of the Securities and Exchange Commission in connection with the solicitation of the revocation of agent designations in connection with the attempt by Upek, Inc. to call a special meeting of stockholders of AuthenTec or in connection with the solicitation of proxies by AuthenTec in connection with any special meeting of our stockholders that is called or in connection with our annual meeting of stockholders. We will file a revocation solicitation statement in connection with the solicitation of the revocation of agent designations in connection with the attempt by Upek, Inc. to call a special meeting of stockholders and will also file a proxy statement in connection with any special meeting of our stockholders, as well as a proxy statement in connection with our annual meeting of stockholders. Our stockholders are strongly advised to read the revocation statement and any proxy statements when they become available, as they will contain important information. Stockholders will be able to obtain the revocation statement and any proxy statements, any amendments or supplements to these documents and other documents filed by the Company with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the revocation statement and any proxy statements and any amendments and supplements to these documents will also be available for free at the Company’s Internet website at www.authentec.com or by writing to AuthenTec, Attn: Investor Relations, 100 Rialto Place, Suite 400, Melbourne, FL 32901. In addition, copies of the revocation statement, any proxy statement and other related materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322 2885 toll-free or by email at proxy@mackenziepartners.com.

Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of revocations of agent designations or the solicitation of proxies from AuthenTec stockholders is available on a Schedule 14A filed with the Securities and Exchange Commission on February 1, 2010.